SUPPLEMENT TO THE SUMMARY PROSPECTUS AND PROSPECTUS
The date of this supplement is September 28, 2018.

MFS® Global Real Estate Fund

The Board of Trustees of MFS Global Real Estate Fund (the "Fund") has approved reverse stock splits for the issued and outstanding Class B, Class C, Class R1, Class R2, Class R3, and Class R4 shares the Fund (collectively, the "Reverse Stock Split"). The Reverse Stock Split will be completed as outlined in the chart below after the close of business on November 2, 2018. Class A, Class I, and Class R6 shares are not part of the Reverse Stock Split and are not impacted.
As a result of the Reverse Stock Split, for each share of each affected class of the Fund a shareholder currently holds, the shareholder will receive a proportional number of the same class of shares of the Fund with the same aggregate dollar value. Thus, the total dollar value of an investment in the Fund will be unchanged and each shareholder will continue to own the same percentage (by value) of the Fund immediately following the Reverse Stock Split as the shareholder did immediately prior to the Reverse Stock Split. The Reverse Stock Split will not be a taxable event, and will not impact the Fund's holdings or performance.
The Reverse Stock Split will be carried out in accordance with a stock split ratio calculated to result in net asset values per share ("NAVs") that better align the share class NAVs of the Fund with one another. The ratios are shown in the table below.

Class	Reverse Stock Split Ratio (Old to New)

Class B	1:0.5437
Class C	1:0.5399
Class R1	1:0.5487
Class R2	1:0.5473
Class R3	1:0.5493
Class R4	1:0.5504

The shares of the Fund impacted by the Reverse Stock Split will be offered, sold, and redeemed on a Reverse Stock Split-adjusted basis beginning on the first business day following the Reverse Stock Split. The Reverse Stock Split will take place after the close of business on November 2, 2018. Shareholders' next account statement after the Reverse Stock Split is completed will reflect the Reverse Stock Split.
Reason for the Reverse Stock Split
The Board of Trustees approved the Reverse Stock Split in order to bring the NAVs of the classes of the Fund into better alignment with one another. The Reverse Stock Split will reduce the variance between the NAVs in order for shares of each class of the Fund to have approximately the same NAV. This is intended to reduce marketplace confusion and bring greater uniformity to the ratio of distributions to the NAVs across the share classes of the Fund.

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